EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND Supplement to Prospectus dated March 1, 2010

1. The following replaces "Portfolio Managers" under "Management" under "Fund Summaries -Global Macro Absolute Return Fund":

Mark S. Venezia, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since inception.

John R. Baur, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since 2008.

Michael A. Cirami, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since 2008.

Eric A. Stein, Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since 2010.

2. The following replaces the ninth paragraph under "Management and Organization" in the Prospectus:

The portfolio managers of each Fund and each Portfolio are Mark S. Venezia (since inception), John R. Baur and Michael A. Cirami (both since January 28, 2008). Messrs. Venezia, Baur and Cirami co-manage other Eaton Vance funds and portfolios, are Vice Presidents of Eaton Vance and BMR and have been employees of Eaton Vance for more than five years. Eric A. Stein is co-portfolio manager of the Global Macro Absolute Return Fund and Global Macro Portfolio (since 2010). Mr. Stein co-manages other Eaton Vance funds. He originally joined Eaton Vance in July 2002, and is currently a Vice President of Eaton Vance and BMR. Prior to re-joining Eaton Vance in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois.

August 12, 2010	4754-08/10	GMIIFPS1

EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND EATON VANCE STRATEGIC INCOME FUND Supplement to Statements of Additional Information dated March 1, 2010

1. The following is added under "Strategies and Risks":

Municipal Obligations. Municipal obligations include bonds, notes and commercial paper issued by a municipality, a group of municipalities or participants in qualified issues of municipal debt for a wide variety of both public and private purposes. Municipal obligations also include municipal leases and participations in municipal leases. An issuer’s obligation under such leases is often subject to the appropriation by a legislative body, on an annual or other basis, of funds for the payment of the obligations.

Certain municipal obligations may be purchased on a “when-issued” basis, which means that payment and delivery occur on a future settlement date. The price and yield of such securities are generally fixed on the date of commitment to purchase. The values of zero coupon bonds and principal only strips are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. The Fund accrues income on these investments and is required to distribute that income each year. The Fund may be required to sell securities to obtain cash needed for income distributions.

The following change applies to Global Macro Absolute Return Fund only:

2. The following is added to the tables under "Portfolio Managers." under "Investment Advisory and Administrative Services":

	Number of	Total Assets of	Number of Accounts	Total Assets of Accounts
	All Accounts	All Accounts	Paying a Performance Fee	Paying a Performance Fee
Eric A. Stein(1)
Registered Investment Companies	1	$2,249.7	0	$0
Other Pooled Investment Vehicles	1	$ 269.1	0	$0
Other Accounts	0	$ 0	0	$0

Aggregate Dollar Range of Equity
Securities Owned in all
	Dollar Range of Equity Securities	Registered Funds in
Fund Name and Portfolio Manager	Owned in the Fund	the Eaton Vance Family of Funds

Global Macro Absolute Return Fund

Eric A. Stein	$1 - $10,000	$10,001 - $50,000

August 12, 2010